UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 26, 2017

MACROGENICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36112	06-1591613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9704 Medical Center Drive, Rockville, Maryland	20850
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 251-5172

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01.	Other Events.

On April 26, 2017, MacroGenics, Inc. (the “Company”) entered into a Subscription Agreement (the “Subscription Agreement”) with an investor not affiliated with the Company providing for the issuance and sale by the Company of 1,100,000 shares of the Company’s common stock, par value $0.01 per share (the “Shares”), in a registered direct offering (the “Offering”). The Shares were offered at a price of $21.50 per Share. The closing of the Offering is expected to occur on May 2, 2017.

The Company will receive gross proceeds from the Offering of $23.65 million and the net proceeds are $23.6 million, after deducting offering expenses. The Company intends to use the net proceeds from the Offering to fund the continued advancement of programs in its pipeline and other general corporate purposes, including working capital.

The Shares were offered by the Company pursuant to a shelf registration statement on Form S-3 (File No. 333-214385), filed with the Securities and Exchange Commission (the “SEC”) on November 2, 2016. The Shares may be offered only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement.

This Current Report does not constitute an offer to sell the Shares or a solicitation of an offer to buy these Shares, nor shall there be any sale of these Shares in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

This Current Report contains forward-looking statements that involve risks and uncertainties, such as statements related to the anticipated closing of the Offering and the amount and use of net proceeds expected from the Offering. The risks and uncertainties involved include the Company’s ability to satisfy certain conditions to closing on a timely basis or at all, as well as other risks detailed from time to time in the Company’s SEC filings.

ITEM 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

1.1 5.1	Form of Subscription Agreement dated April 26, 2017, between MacroGenics, Inc. and a certain investor. Opinion of Covington & Burling LLP.

23.1	Consent of Covington & Burling LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2017	MACROGENICS, INC.

	By:	/s/ Atul Saran
Atul Saran Senior Vice President and General Counsel